UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

BROADCOM LIMITED

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Broadcom Limited

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Broadcom Limited

Commission File No.: 001-37690

The following press release was issued by Broadcom Limited on January 22, 2018.

Broadcom Files Preliminary Proxy Materials in Connection with Redomiciliation to the United States

SAN JOSE, Calif. – January 22, 2018 – Broadcom Limited (NASDAQ: AVGO) (“Broadcom”) today announced that the Company has filed preliminary proxy materials with the Securities and Exchange Commission (“SEC”) in connection with a Broadcom shareholder meeting to approve the previously announced redomiciliation of the parent company of the Broadcom corporate group from a Singapore company to a Delaware corporation. The redomiciliation is expected to be tax-free to Broadcom’s shareholders.

Broadcom currently has its U.S. operating headquarters in San Jose, California, and employs over 8,000 people in more than 25 states, which represents more than half of its global workforce.

Broadcom previously announced its intent to redomicile in the U.S. on November 2, 2017. Broadcom expects to receive approvals by Broadcom shareholders and the Singapore High Court by the end of its fiscal second quarter ending May 6, 2018.

About Broadcom Limited

Broadcom Limited (NASDAQ:AVGO) is a leading designer, developer and global supplier of a broad range of digital and analog semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, set-top box, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and electronic displays.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about the proposed redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with our proposed redomiciliation, including the timing of the proposed redomiciliation and our ability to obtain shareholder and Singapore court approvals and satisfy other closing conditions to the completion of the proposed redomiciliation; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the growth prospects and synergies expected by such acquisitions; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of our products; dependence on senior management; quarterly and annual fluctuations in our operating results; global economic conditions and concerns; our proposed redomiciliation of our ultimate parent company to the United States; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in our target markets; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

This communication relates to a proposal which Broadcom has made to change the place of incorporation of the parent company of its corporate group from Singapore to Delaware. Broadcom has filed a preliminary proxy statement on Schedule 14A with the SEC on January 22, 2018 in connection with the solicitation of proxies from Broadcom shareholders to approve the proposed transaction. The definitive proxy statement (when it becomes available) will be mailed to Broadcom shareholders. Investors and security holders of Broadcom are urged to read the proxy statement and other documents filed by Broadcom with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Broadcom through the web site maintained by the SEC at http://www.sec.gov.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in Solicitation

Broadcom and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation is set forth in the preliminary proxy statement concerning the proposed transaction filed with the SEC on January 22, 2018. You can also find information about Broadcom’s directors and executive officers in Broadcom’s definitive proxy statement filed with the SEC on February 17, 2017. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

Investors:

Ashish Saran

Broadcom Limited

Investor Relations

408-433-8000

investor.relations@broadcom.com

Media:

Joele Frank / Steve Frankel / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449